UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Disposition of Ballast Units

Prior to 2026, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”) entered into a joint venture with an unaffiliated third party to acquire single-family residential units located in Arizona, Colorado, and Washington, collectively known as the Ballast portfolio. The Company holds a 95% interest in the joint venture.

During the period of January 1, 2026 through June 2, 2026, the Company completed the disposition of its interest in an aggregate of 24 single-family residential units within the Ballast portfolio, as previously reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2026. Subsequently, during the period of June 3, 2026 through August 11, 2026, the Company completed the disposition of its interest in an additional 21 single-family residential units within the Ballast portfolio. The dispositions of the additional 21 units were made to unaffiliated third parties pursuant to the terms and conditions of multiple separate purchase and sale agreements. The aggregate sales price for the additional 21 units was approximately $7.1 million, subject to certain closing costs, prorations and adjustments typical in such real estate transactions, with aggregate net proceeds to the Company of approximately $6.4 million.

ITEM 9.01	FINANCIAL STATEMENTS

(a)

Pro Forma Financial Information

Bluerock Homes Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2026 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2026 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the three months ended March 31, 2026 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the three months ended March 31, 2026 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2025 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2025 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2026 and its other filings with the SEC.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2025, and as of and for the three months ended March 31, 2026 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2026, and the unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) for the three months ended March 31, 2026 and the year ended December 31, 2025, have been prepared to provide pro forma financial information with regard to the Company’s disposition of single-family residential units within the Ballast portfolio, which the Company consolidated, and includes pro forma information for the transactions described below. The unaudited pro forma financial information gives effect to:

(1)	The Company’s disposition of its interests in an aggregate of 45 units within the Ballast portfolio to unaffiliated third parties as follows: the disposition of (i) 10 units during the quarter ended March 31, 2026, (ii) 14 units during the period of April 1, 2026 through June 2, 2026, and (iii) 21 units during the period of June 3, 2026 through August 11, 2026. The pro forma financial information presented herein does not give effect to the subsequent reinvestment of the net proceeds from such dispositions.

The pro forma condensed consolidated balance sheet as of March 31, 2026 assumes that the dispositions of (i) the 14 units during the period of April 1, 2026 through June 2, 2026 and (ii) the 21 units during the period of June 3, 2026 through August 11, 2026 referred to above occurred on March 31, 2026.

The pro forma condensed consolidated statement of operations and comprehensive income (loss) for the three months ended March 31, 2026 assumes that the dispositions of (i) the aggregate 24 units during the period of January 1, 2026 through June 2, 2026 and (ii) the 21 units during the period of June 3, 2026 through August 11, 2026 referred to above occurred on January 1, 2026.

The pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2025 assumes that the dispositions of (i) the aggregate 24 units during the period of January 1, 2026 through June 2, 2026 and (ii) the 21 units during the period of June 3, 2026 through August 11, 2026 referred to above occurred on January 1, 2025.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transaction referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transaction referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2026

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Ballast Unit Sales (b)	Ballast Unit Sales (c)	Pro Forma Total
ASSETS
Net real estate investments
Land	$119,485	$(145)	$(1,356)	$117,984
Buildings and improvements	742,835	(736)	(4,875)	737,224
Furniture, fixtures and equipment	29,157	(7)	(176)	28,974
Construction in process	13,152	—	—	13,152
Total gross operating real estate investments	904,629	(888)	(6,407)	897,334
Accumulated depreciation	(70,340)	96	733	(69,511)
Total net operating real estate investments	834,289	(792)	(5,674)	827,823
Operating real estate held for sale, net	13,031	(3,819)	(1,472)	7,740
Total net real estate investments	847,320	(4,611)	(7,146)	835,563
Cash and cash equivalents	170,097	4,375	6,445	180,917
Restricted cash	21,453	(2)	(26)	21,425
Investment in unconsolidated real estate fund	25,778	—	—	25,778
Accounts receivable, prepaids and other assets, net	28,116	(2)	(13)	28,101
Preferred equity investments, net	43,577	—	—	43,577
Other intangible assets, net	5,938	—	—	5,938
Due from affiliates	633	—	—	633
Non-real estate assets associated with operating real estate held for sale	33	(10)	(4)	19
TOTAL ASSETS	$1,142,945	$(250)	$(744)	$1,141,951

LIABILITIES AND EQUITY
Mortgages payable	$416,810	$—	$—	$416,810
Accounts payable	756	—	—	756
Other accrued liabilities	20,591	(7)	(54)	20,530
Due to affiliates	7,573	—	—	7,573
Distributions payable	2,548	—	—	2,548
Liabilities associated with operating real estate held for sale	123	(21)	(10)	92
Total Liabilities	448,401	(28)	(64)	448,309
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 6,473,063 shares issued and outstanding at March 31, 2026	146,945	—	—	146,945
7.5% Series B Redeemable Preferred Stock, liquidation preference $25.00 per share, 14,000,000 shares authorized; 104,288 shares issued and outstanding at March 31, 2026	2,294	—	—	2,294
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 206,000,000 shares authorized; no shares issued and outstanding at March 31, 2026	—	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 4,043,514 shares issued and outstanding at March 31, 2026, historical and pro forma	40	—	—	40
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at March 31, 2026, historical and pro forma	—	—	—	—
Additional paid-in-capital	121,504	—	—	121,504
Cumulative earnings in excess of distributions	3,260	(208)	(640)	2,412
Accumulated other comprehensive gain	38	—	—	38
Total Stockholders’ Equity	124,842	(208)	(640)	123,994
Noncontrolling Interests
Operating partnership units	285,667	—	—	285,667
Partially-owned properties	134,796	(14)	(40)	134,742
Total Noncontrolling Interests	420,463	(14)	(40)	420,409
Total Equity	545,305	(222)	(680)	544,403
TOTAL LIABILITIES AND EQUITY	$1,142,945	$(250)	$(744)	$1,141,951

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2026

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

(b)	Reflects the Company’s disposition of its interest in 14 units within the Ballast portfolio that occurred during the period of April 1, 2026 through June 2, 2026 which were included in the Company’s historical consolidated balance sheet. The dispositions of the Ballast units were to unaffiliated third parties. The pro forma financial information does not reflect the subsequent reinvestment of the net proceeds from such dispositions. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(c)	Reflects the Company’s disposition of its interest in 21 units within the Ballast portfolio that occurred during the period of June 3, 2026 through August 11, 2026 which were included in the Company’s historical consolidated balance sheet. The dispositions of the Ballast units were to unaffiliated third parties. The pro forma financial information does not reflect the subsequent reinvestment of the net proceeds from such dispositions. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE THREE MONTHS ENDED MARCH 31, 2026

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Ballast Units Sales (b)	Ballast Units Sales (c)	Pro Forma Total
Revenues
Rental and other property revenues	$19,701	$(99)	$(96)	$19,506
Total revenues	19,701	(99)	(96)	19,506

Expenses
Property operating	9,081	(64)	(62)	8,955
Property management and asset management fees	1,571	(17)	(16)	1,538
General and administrative	3,114	—	—	3,114
Management fees to related party	2,688	—	—	2,688
Acquisition and other transaction costs	43	—	—	43
Weather-related losses, net	250	—	—	250
Impairment of real estate investments	601	(407)	(187)	7
Depreciation and amortization	8,858	(55)	(53)	8,750
Total expenses	26,206	(543)	(318)	25,345

Other (expense) income
Other expense, net	(882)	7	6	(869)
Income from preferred equity investments	1,531	—	—	1,531
Share of net earnings of equity method investment	296	—	—	296
Gain on sale of real estate investments, net	584	327	—	911
Loss on extinguishment of debt costs	(36)	—	—	(36)
Interest expense, net	(6,485)	—	—	(6,485)
Interest income	1,276	—	—	1,276
Total other expense	(3,716)	334	6	(3,376)
Loss before income taxes	(10,221)	778	228	(9,215)
Income tax expense	(76)	—	—	(76)
Net loss	(10,297)	778	228	(9,291)
Preferred stock dividends	(2,609)	—	—	(2,609)
Preferred stock accretion	(993)	—	—	(993)
Net loss attributable to noncontrolling interests
Operating partnership units	7,824	(530)	(149)	7,145
Partially-owned properties	2,642	(15)	(14)	2,613
Net loss attributable to noncontrolling interests	10,466	(545)	(163)	9,758
Net loss attributable to common stockholders	$(3,433)	$233	$65	$(3,135)

Loss per common share (d)
Net loss per common share – Basic	$(0.90)			$(0.82)
Net loss per common share – Diluted	$(0.90)			$(0.82)

Weighted average basic common shares outstanding	3,898,102			3,898,102
Weighted average diluted common shares outstanding	3,898,102			3,898,102

Other comprehensive income
Unrealized gain on available-for-sale investments, net	$89	$—	$—	$89
Less unrealized gain attributable to Operating partnership units	(62)	—	—	(62)
Other comprehensive income attributable to common stockholders	27	—	—	27
Comprehensive loss attributable to noncontrolling interests	10,404	(545)	(163)	9,696
Comprehensive loss attributable to common stockholders	$(3,406)	$233	$65	$(3,108)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE THREE MONTHS ENDED MARCH 31, 2026

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

(b)	Reflects the Company’s disposition of its interest in an aggregate of 24 units within the Ballast portfolio that occurred during the period of January 1, 2026 through June 2, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the Ballast units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(c)	Reflects the Company’s disposition of its interest in 21 units within the Ballast portfolio that occurred during the period of June 3, 2026 through August 11, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the Ballast units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(d)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of loss per share.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Ballast Units Sales (b)	Ballast Units Sales (c)	Pro Forma Total
Revenues
Rental and other property revenues	$68,136	$(576)	$(504)	$67,056
Interest income from loan investments	598	—	—	598
Total revenues	68,734	(576)	(504)	67,654

Expenses
Property operating	33,185	(213)	(187)	32,785
Property management and asset management fees	5,372	(98)	(86)	5,188
General and administrative	11,249	—	—	11,249
Management fees to related party	10,471	—	—	10,471
Acquisition and other transaction costs	418	—	—	418
Weather-related losses, net	59	—	—	59
Impairment of real estate investments	5,905	—	—	5,905
Depreciation and amortization	29,418	(298)	(260)	28,860
Total expenses	96,077	(609)	(533)	94,935

Other (expense) income
Other expense, net	(139)	—	—	(139)
Income from preferred equity investments	8,759	—	—	8,759
Share of net earnings of equity method investment	1,058	—	—	1,058
Recovery of credit losses, net	103	—	—	103
Gain on sale of real estate investments, net	1,689	—	—	1,689
Gain on sale of available-for-sale investments, net	3,664	—	—	3,664
Loss on extinguishment of debt costs	(27)	—	—	(27)
Interest expense, net	(23,988)	—	—	(23,988)
Interest income	5,258	—	—	5,258
Total other expense	(3,623)	—	—	(3,623)
Loss before income taxes	(30,966)	33	29	(30,904)
Income tax expense	(1,632)	—	—	(1,632)
Net loss	(32,598)	33	29	(32,536)
Preferred stock dividends	(9,203)	—	—	(9,203)
Preferred stock accretion	(4,538)	—	—	(4,538)
Net loss attributable to noncontrolling interests
Operating partnership units	25,797	(22)	(19)	25,756
Partially-owned properties	9,051	(2)	(1)	9,048
Net loss attributable to noncontrolling interests	34,848	(24)	(20)	34,804
Net loss attributable to common stockholders	$(11,491)	$9	$9	$(11,473)

Loss per common share (d)
Net loss per common share – Basic	$(3.02)			$(3.02)
Net loss per common share – Diluted	$(3.02)			$(3.02)

Weighted average basic common shares outstanding	3,889,301			3,889,301
Weighted average diluted common shares outstanding	3,889,301			3,889,301

Other comprehensive income
Unrealized gain on available-for-sale investments, net	$568	$—	$—	$568
Less unrealized gain attributable to Operating partnership units	(393)	—	—	(393)
Other comprehensive income attributable to common stockholders	175	—	—	175
Comprehensive loss attributable to noncontrolling interests	34,455	(24)	(20)	34,411
Comprehensive loss attributable to common stockholders	$(11,316)	$9	$9	$(11,298)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Certain amounts in prior year financial statement presentation have been reclassified to conform to the current year presentation. Specifically, impairment of real estate amounts that were previously included with gain on sale of real estate investments in a single line item on the consolidated statements of operations and comprehensive income (loss) are now presented separately within impairment of real estate investments.

(b)	Reflects the Company’s disposition of its interest in an aggregate of 24 units within the Ballast portfolio that occurred during the period of January 1, 2026 through June 2, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the Ballast units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(c)	Reflects the Company’s disposition of its interest in 21 units within the Ballast portfolio that occurred during the period of June 3, 2026 through August 11, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the Ballast units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(d)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of loss per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE:	August 12, 2026	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer